UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  January 4, 2007

Skinny Nutritional Corp.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-51313

NEVADA	23-3100268
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3 Bala Plaza East, Suite 117
Bala Cynwyd, PA 19004
(Address and zip code of principal executive offices)

(610) 784-2000
(Registrant's telephone number, including area code

461 Park Avenue South, New York, NY 10016
(Former name or former address, if changed since last report.)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 4, 2007, Skinny Nutritional Corp. (the “Registrant”), entered into a Forbearance Agreement with Madison Bank, a Division of Leesport Bank (the “Bank”) concerning the repayment of a promissory note in the principal amount of $500,000 made by the Registrant to the Bank in March 2005, which note was a demand loan payable by the Registrant upon the demand of the Bank (the “Note”). Currently, there is an outstanding balance of $320,125.72 due on the Note, which is subject to the Bank’s demand right. Pursuant to the Forbearance Agreement (the “Agreement”), which is dated as of December 13, 2006, the Registrant and the Bank agreed to the following repayment schedule concerning the outstanding balance due on the Note: (a) an initial amount of $17,000 was paid upon execution of the Agreement; (b) monthly installments of $5,000 will be payable by the first day of each month through May 2007; and (c) a final payment of the remaining outstanding balance due on the Note amount will be due on or before May 31, 2007. Interest will continue to accrue on the outstanding amount of the Note at the rate of 1% above the Wall Street Journal Prime Rate. Provided the Registrant complies with these and its other obligations under the Agreement, the Bank agrees to forbear from taking any action in connection with the Note until it is due. In addition, in order to secure the repayment of the Note and the Registrant’s obligations under the Agreement, the Registrant’s Chairman pledged certain shares of common stock of other publicly traded companies held by him, the Registrant granted the Bank a first priority security interest in its accounts and other assets and the Registrant’s Chairman and certain of his affiliates provided personal guarantees for the loan amount. In the event the aggregate market value of the pledged securities is less than $350,000, then the Bank may exercise its rights to accelerate repayment of the Note and otherwise take such actions as is permitted under the Agreement to protect its security interest in the collateral. The foregoing summary is qualified in its entirety by reference to the complete copy of the Agreement which is annexed to this Current Report as Exhibit 10.1.

Item 2.04	Triggering Events That Accelerate or Increase a Director Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

To the extent required to be disclosed pursuant to this Item 2.04, the information disclosed in response to Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements And Exhibits

(c)	Exhibit

The following exhibit is filed or furnished herewith:

10.1	Forbearance Agreement between Madison Bank and the Registrant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Skinny Nutritional Corp.

By: /s/ Donald J. McDonald
Name: Donald J. McDonald
Title: Chief Executive Officer
Date: January 10, 2007

EXHIBIT INDEX

Exhibit Number	Description

10.1	Forbearance Agreement between Madison Bank and the Registrant